EXECUTION COPY

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

AND

THE BANK OF NEW YORK

As Depositary

AND

HOLDERS AND BENEFICIAL OWNERS OF AMERICAN
DEPOSITARY SHARES

Deposit Agreement

Dated as of December 22, 2000

As Amended and Restated as of __________, 2008

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS

SECTION 1.01

American Depositary Shares; ADSs.

SECTION 1.02

Austrian Stock Corporation Act.

SECTION 1.03

Beneficial Owner.

SECTION 1.04

Commission.

SECTION 1.05

Company.

SECTION 1.06

Custodian.

SECTION 1.07

Deposit Agreement.

SECTION 1.08

Depositary; Corporate Trust Office.

SECTION 1.09

Deliver; Surrender.

SECTION 1.10

Deposited Securities.

SECTION 1.11

Dollars.

SECTION 1.12

DTC.

SECTION 1.13

Foreign Currency.

SECTION 1.14

Holder.

SECTION 1.15

Notice.

SECTION 1.16

Receipts.

SECTION 1.17

Registrar.

SECTION 1.18

Restricted Securities.

SECTION 1.19

Securities Act of 1933.

SECTION 1.20

Securities Exchange Act of 1934.

SECTION 1.21

Shares.

SECTION 1.22

United States.

ARTICLE 2 FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

SECTION 2.01

Form and Transferability of

SECTION 2.02

Deposit of Shares.

SECTION 2.03

Execution and Delivery of Receipts.

SECTION 2.04

Transfer of Receipts; Combination and Split-up of Receipts.

SECTION 2.05

Surrender of Receipts and Withdrawal of Shares.

SECTION 2.06

Limitations on Execution and Delivery, Transfer and Surrender of Receipts and Withdrawal of Deposited Securities.

SECTION 2.07

Mutilated, Destroyed, Lost or Stolen Receipts.

SECTION 2.08

Cancellation and Destruction of Surrendered Receipts.

SECTION 2.09

Pre-Release of Receipts.

SECTION 2.10

Maintenance of Records.

SECTION 2.11

Uncertificated American Depositary Shares; DTC Direct Registration System.

ARTICLE 3 CERTAIN OBLIGATIONS OF HOLDERS AND BENEFICIAL OWNERS OF RECEIPTS

SECTION 3.01

Filing Proofs, Certificates and Other Information.

SECTION 3.02

Liability of Holder or Beneficial Owner for Taxes.

SECTION 3.03

Warranties on Deposit of Shares.

SECTION 3.04

Disclosure of Ownership.

ARTICLE 4 THE DEPOSITED SECURITIES

SECTION 4.01

Cash Distributions.

SECTION 4.02

Distributions Other Than Cash Shares or Rights.

SECTION 4.03

Distributions in Shares.

SECTION 4.04

Rights Distributions.

SECTION 4.05

Conversion of Foreign Currency.

SECTION 4.06

Fixing of Record Date.

SECTION 4.07

Voting of Deposited Securities.

SECTION 4.08

Changes Affecting Deposited Securities.

SECTION 4.09

Reports.

SECTION 4.10

Lists of Holders.

SECTION 4.11

Withholding.

SECTION 4.12

Receipts for Taxes Paid.

ARTICLE 5 THE DEPOSITARY, THE CUSTODIANS AND THE COMPANY

SECTION 5.01

Maintenance of Office and Transfer Books by the Depositary.

SECTION 5.02

Prevention or Delay in Performance by the Depositary or the Company.

SECTION 5.03

Obligations of the Depositary, the Custodian and the Company.

SECTION 5.04

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

SECTION 5.05

The Custodian.

SECTION 5.06

Notices and Reports.

SECTION 5.07

Issuance and Distribution of Additional Shares, Rights, etc.

SECTION 5.08

Indemnification.

SECTION 5.09

Charges of Depositary.

SECTION 5.10

Retention of Depositary Documents.

SECTION 5.11

Exclusivity.

SECTION 5.12

List of Restricted Securities Owners.

ARTICLE 6 AMENDMENT AND TERMINATION

SECTION 6.01

Amendment.

SECTION 6.02

Termination.

ARTICLE 7 MISCELLANEOUS

SECTION 7.01

Counterparts.

SECTION 7.02

No Third Party Beneficiaries.

SECTION 7.03

Severability.

SECTION 7.04

Holders and Beneficial Owners as Parties; Binding Effect.

SECTION 7.05

Notices.

SECTION 7.06

Governing Law.

SECTION 7.07

Survival.

DEPOSIT AGREEMENT

DEPOSIT AGREEMENT dated as of December 22, 2000, as amended and restated as of _________, 2008 among ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, a corporation organized under the laws of the Republic of Austria, , registered in the Austrian Companies Register at FN 33209m  (herein called the Company), THE BANK OF NEW YORK, a New York banking corporation (herein called the Depositary), and all Beneficial Owners (as hereinafter defined) and Holders (as hereinafter defined) from time to time of American Depositary Shares issued hereunder.

W I T N E S S E T H:

WHEREAS, the Company, The Bank of New York, as depositary, and all Holders and Beneficial Owners from time to time of American Depositary Receipts issued thereunder entered into a deposit agreement dated as of December 22, 2000 (the “Erste Bank der oesterreichischen Sparkassen AG Deposit Agreement”);

WHEREAS, the Company and the Depositary now wish to amend the Erste Bank der oesterreichischen Sparkassen AG Deposit Agreement to, among other things, provide for the creation of uncertificated American Depositary Shares;

WHEREAS, the Company desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Shares (as hereinafter defined) of the Company from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this amended and restated Deposit Agreement, for the creation of American Depositary Shares representing the Shares so deposited, in specified circumstances, subject to the terms and conditions of this Deposit Agreement, and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this amended and restated Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties hereto as follows:

ARTICLE 1

DEFINITIONS

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

SECTION 1.01

American Depositary Shares; ADSs.

The term “American Depositary Shares” or “ADSs” shall mean the rights evidenced by the Receipts executed and delivered hereunder, including the interests in the Deposited Securities granted to Holders and any Beneficial Owners pursuant to the terms and conditions of this Deposit Agreement.  Each American Depositary Share shall represent the number of Shares specified in Exhibit A to this Deposit Agreement, until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section 4.08 with respect ‘to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall evidence the right to receive the amount of Deposited Securities specified in such Sections.

SECTION 1.02

Austrian Stock Corporation Act.

The term “Austrian Stock Corporation Act” shall mean the Austrian Stock Corporation Act, as from time to time amended.

SECTION 1.03

Beneficial Owner.

The term “Beneficial Owner” shall mean each person owning any beneficial interest in American Depositary Shares represented by a Receipt but who is not the Holder of such Receipt.

SECTION 1.04

Commission.

The term “Commission” shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

SECTION 1.05

Company.

The term “Company” shall mean ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, a corporation organized under the laws of the Republic of Austria, and registered in the Austrian Companies Register at FN 33209m and its successors.

SECTION 1.06

Custodian.

The term “Custodian” shall mean the Vienna, Austria office of the Company, or such other firm or corporation appointed by the Depositary, as agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.05, as substitute or additional custodian or custodians hereunder, as the context shall require and shall also mean all of them collectively.

SECTION 1.07

Deposit Agreement.

The term “Deposit Agreement” shall mean this amended and restated Deposit Agreement, as the same may be amended from time to time in accordance with the provisions hereof and all instruments supplemental hereto.

SECTION 1.08

Depositary; Corporate Trust Office.

The term “Depositary” shall mean The Bank of New York, a New York banking corporation, and any successor as depositary hereunder.  The term “Corporate Trust Office”, when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Agreement is 101 Barclay Street, New York, New York 10286.

SECTION 1.09

Deliver; Surrender.

(a)

The term “deliver”, when used with respect to Shares or other Deposited Securities, shall mean either (i) an entry or entries or an electronic transfer or transfers in or to an account or accounts maintained by a depository institution authorized under applicable law to effect transfers of such securities or (ii) the physical transfer of certificates representing such securities.

(b)

The term “deliver,” when used with respect to Receipts, shall mean (i) an increase in the number of American Depository Shares shown on the records of the Depositary as being evidenced by a global Receipt and a corresponding book-entry transfer or transfers of American Depositary Shares from the DTC account of the Depositary to the DTC account of one or more other DTC participants or (ii) if requested by the person entitled to such delivery, execution and delivery at the Corporate Trust Office of the Depositary of one or more Receipts registered in such names, and delivered to or to the order of, the person or persons entitled thereto.

(c)

The term “surrender,” when used with respect to Receipts, shall mean (i) a book-entry transfer of American Depositary Shares from the account of a DTC participant to the DTC account of the Depositary or (ii) surrender to the Depositary at its Corporate Trust Office of one or more Receipts, duly endorsed in blank or accompanied by proper instruments of transfer duly executed in blank.

SECTION 1.10

Deposited Securities.

The term “Deposited Securities” as of any time shall mean Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect or in lieu of such deposited Shares and at such time held hereunder, subject as to cash to the provisions of Section 4.05.

SECTION 1.11

Dollars.

The term “Dollars” shall refer to the lawful currency of the United States.

SECTION 1.12

DTC.

The term “DTC” shall mean The Depository Trust Company, or any successor corporation thereto.

SECTION 1.13

Foreign Currency.

The term “Foreign Currency” shall mean any currency other than Dollars.

SECTION 1.14

Holder.

The term “Holder” shall mean the person or persons in whose name a Receipt is registered on the register of the Depositary maintained for such purpose.

SECTION 1.15

Notice.

The term “Notice” shall have the meaning assigned to it in Section 4.07 hereof.

SECTION 1.16

Receipts.

The term “Receipts” shall mean the American Depositary Receipts issued hereunder evidencing American Depositary Shares as such American Depositary Shares may be amended from time to time in accordance with the provisions hereof.

SECTION 1.17

Registrar.

The term “Registrar” shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed to register Receipts and transfers of Receipts as herein provided.

SECTION 1.18

Restricted Securities.

The term “Restricted Securities” shall mean Shares, or Receipts evidencing American Depositary Shares representing such Shares, which are acquired directly or indirectly from the Company or its affiliates (as defined in Rule 144 under the Securities Act of 1933), or which are held by an affiliate of the Company, or which would require registration under the Securities Act of 1933 in connection with the public offer and sale thereof in the United States, or which are subject to other_ restrictions on sale or deposit under the laws of the United States or the Republic of Austria, or under a shareholder agreement or the Satzung (Statutes) of the Company.

SECTION 1.19

Securities Act of 1933.

The term “Securities Act of 1933” shall mean the United States Securities Act of 1933, as from time to time amended.

SECTION 1.20

Securities Exchange Act of 1934.

The term “Securities Exchange Act of 1934” shall mean the United States Securities Exchange Act of 1934, as from time to time amended.

SECTION 1.21

Shares.

The term “Shares” shall mean bearer ordinary shares of the Company, heretofore validly issued and outstanding and fully paid, nonassessable and which have not been issued in violation of the pre-emptive rights of the holders of outstanding Shares or hereafter validly issued and outstanding and fully paid, nonassessable and which have not been issued in violation of the pre-emptive rights of the holders of outstanding Shares or interim certificates representing such Shares.

SECTION 1.22

United States.

The term “United States” shall, except as otherwise-provided in this Deposit Agreement or the Receipts, mean the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

ARTICLE 2

FORM OF RECEIPTS, DEPOSIT OF SHARES,
EXECUTION AND DELIVERY, TRANSFER
AND SURRENDER OF RECEIPTS

SECTION 2.01

Form and Transferability of

(a)

The Receipts shall be engraved, lithographed or printed, or shall be in such other form as may be agreed upon by the Company and the Depositary, and in any event shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.

No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; provided, however, that such signature may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized officer of the Registrar.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered.  Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to hold such office prior to the execution and delivery of such Receipts by the Registrar or did not hold such office on the date of issuance of such Receipts.

The Receipts, with the consent of the Company (which consent shall not be unreasonably withheld), may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or required to comply with any applicable law or regulations or with the rules and regulations of any securities exchange upon which American Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date or manner of issuance of the underlying Deposited Securities or otherwise.

(b)

Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by a proper instrument or instruments of transfer and transferred in accordance with the terms of this Agreement, including without limitation Sections 2.04 and 2.06, shall be transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of the State of New York; provided, however, that the Company and the Depositary, notwithstanding any notice to the contrary, may treat the Holder thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes and neither the Depositary nor the Company will have any obligation or be subject to any liability under the Deposit Agreement to any holder of a Receipt, unless such holder is the registered Holder thereof.

SECTION 2.02

Deposit of Shares.

(a)

Subject to the terms and conditions of this Deposit Agreement, Shares or evidence of rights to receive Shares may be deposited under this Deposit Agreement by delivery thereof to any Custodian hereunder, at the account maintained by the Custodian for such purpose at the Oesterreichische Kontrollbank AG (“OeKB”) in Vienna or such other account as may be agreed to by the Depositary and the Custodian, accompanied by all existing dividend coupons for dividends to be paid in the future or rights to receive such dividend coupons, and, if applicable, any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Custodian, together with all such certifications and payments as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order, a Receipt or Receipts for the number of American Depositary Shares representing such deposits.

No Share shall be accepted for deposit unless accompanied by evidence reasonably satisfactory to the Depositary that all conditions to such deposit have been satisfied by the person depositing such Shares under the laws and regulations of the Republic of Austria and each necessary approval, if any, has been granted by any governmental body in the Republic of Austria, which is then performing the function of the regulation of currency exchange.  If required by the Depositary, and only in accordance with applicable law of the Republic of Austria, Shares or other Deposited Securities presented for deposit at any time shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, right to subscribe for additional Shares, right to receive other property or right to vote the Shares to which the Beneficial Owners on the date of such deposit will be entitled, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request, risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive certificates, if any, for Shares or other Deposited Securities to be deposited, together with the other instruments herein specified, for the purpose of forwarding such certificates to the Custodian for deposit hereunder.

(b)

The Depositary agrees to instruct the Custodian to place all Shares or other Deposited Securities accepted for deposit under this Deposit Agreement into segregated accounts separate from any Shares or other Deposited Securities of the Company that may be held by such Custodian under any other depositary receipt facility relating to the Shares or other Deposited Securities.

(c)

Deposited Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary or at such other place or places as the Depositary shall determine with the prior consent of the Company.

SECTION 2.03

Execution and Delivery of Receipts.

Upon receipt by any Custodian of any deposit pursuant to Section 2.02 hereunder, together with the other documents required as specified above and pursuant to Section 2.06, such Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order a Receipt or Receipts are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby.  Such notification shall be made by letter, first class airmail postage prepaid, or, at the request, risk and expense of the person making the deposit, by air courier, cable, telex or facsimile transmission.  After receiving such notice from such Custodian, the Depositary or its agent, subject to this Deposit Agreement, shall execute and deliver at its Corporate Trust Office, to or upon the order of the person or persons named in the notice delivered to the Depositary, a Receipt or Receipts, registered in the name or names requested by such person or persons, and evidencing in the aggregate the whole number of American Depositary Shares to which such person or persons are entitled, but, in either case, (A) only upon payment to the Depositary or Custodian of all fees, expenses, taxes and governmental charges payable in connection with such deposit and the transfer of the deposited Shares and (B) subject to the other terms of this Deposit Agreement and the terms of the Satzung (Statutes) of the Company and those of the Deposited Securities.

SECTION 2.04

Transfer of Receipts; Combination and Split-up of Receipts.

The Depositary, subject to the terms and conditions of this Deposit Agreement and any Receipt, shall, without unreasonable delay, register transfers of Receipts on its transfer books from time to time, upon any surrender of a Receipt, by the Holder thereof in person or by a duly authorized attorney, properly endorsed or accompanied by a proper instrument or instruments of transfer, and duly stamped as may be required by the laws of the State of New York and of the United States of America.  Thereupon the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person or persons entitled thereto evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered for registration of transfer.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any whole number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares evidenced by the Receipt or Receipts surrendered.

The Depositary upon the written request or with the written approval of the Company may appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Beneficial Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

SECTION 2.05

Surrender of Receipts and Withdrawal of Shares.

Subject to the terms and conditions of this Deposit Agreement, upon surrender of a Receipt at the Corporate Trust Office of the Depositary for the purpose of withdrawal of Deposited Securities, and upon receipt of (x) payment of all fees, expenses, taxes and governmental charges payable in connection with such surrender and (y) written instructions of the Holder, subject to the terms and conditions of this Deposit Agreement, the Holder of such Receipt shall be entitled to delivery of the Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt.  Such delivery of Deposited Securities shall be made, as hereinafter provided, without unreasonable delay.  Delivery of such Deposited Securities shall be made by (a) (i) electronic delivery through OeKB or institutions holding accounts with OeKB or (ii) delivery of certificates in the name of the Holder hereof or as ordered by him or by the delivery of certificates properly endorsed or accompanied by a proper instrument or instruments of transfer to such Holder or as ordered by him and (b) any other securities, property and cash to which such Holder is then entitled in respect of this Receipt to such Holder or as ordered by him.

A Receipt surrendered for such purpose may be required by the Depositary to be properly endorsed or accompanied by properly executed instruments of transfer.  The person requesting withdrawal of Deposited Securities shall deliver to the Depositary a written order directing the Depositary to cause such Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order.

Upon the receipt of complete written instructions and compliance with the terms of this Section 2.05, the Depositary shall direct the Custodian to deliver at the principal office of such Custodian, subject to Sections 2.06, 3.01 and 3.02 and to the other terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in such written instructions, evidence of the delivery of the Deposited Securities to or for the account of such person, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions (other than Shares) with respect to the Deposited Securities, or of any proceeds of sale of any dividends, distributions (other than Shares) or rights with respect to the Deposited Securities, which may at the time be held by the Depositary.

SECTION 2.06

Limitations on Execution and Delivery, Transfer and Surrender of Receipts and Withdrawal of Deposited Securities.

(a)

As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt, the delivery of any distribution thereof or withdrawal of any Deposited Securities, the Depositary or the Custodian may require payment from the depositor of Shares or the presenter of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and, if applicable, any stock transfer or registration fee with respect thereto (including any such tax or charge or fee with respect to the Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.06.

(b)

The delivery of Receipts against, or adjustments in the records of the Depositary to reflect, deposits of Shares generally or against or in order to reflect deposits of particular Shares may be suspended, or deposits of Shares may be refused, or the transfer of Receipts in particular instances may be refused or the registration of transfer, split-up or combination of outstanding Receipts may be suspended generally or in particular instances, during any period when the OeKB or the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement, or for any other reason, subject to the provisions of the following sentence.  Notwithstanding anything to the contrary in this Deposit Agreement or the Receipts, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders’ meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares which would be required to be registered under the provisions of the Securities Act for public offer and sale in the United States, unless a registration statement is in effect as to such Shares for such offer and sale.

The Depositary will comply with written instructions of the Company that the Depositary shall not accept for deposit hereunder any Shares identified in such instructions at such times and under such circumstances as may reasonably be specified in such instructions in order to facilitate the Company’s compliance with the securities laws in the United States.

SECTION 2.07

Mutilated, Destroyed, Lost or Stolen Receipts.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt.  Unless the Depositary has notice that the Receipt has been acquired by a bona fide purchaser, the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, provided that the Holder thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery and (ii) a sufficient indemnity bond or other indemnification acceptable to the Depositary and (b) satisfied any other reasonable requirements imposed by the Depositary.

SECTION 2.08

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be cancelled by the Depositary.  The Depositary shall destroy Receipts so cancelled in accordance with customary practices of stock transfer agents in The City of New York.

SECTION 2.09

Pre-Release of Receipts.

The Depositary may issue Receipts against the delivery by the Company (or any agent of the Company recording Share ownership) of rights to receive Shares from the Company (or any such agent).  No such issue of Receipts will be deemed a “Pre-Release” that is subject to the restrictions of the following paragraph.

Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.03 hereof, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 (a “Pre-Release”).  The Depositary may, pursuant to Section 2.05, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts are to be delivered (the “Pre-Releasee”) that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Holders, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days’ notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares represented by American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of-the Shares deposited hereunder; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Holders and Beneficial Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee’s obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee’s obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

SECTION 2.10

Maintenance of Records.

The Depositary agrees to maintain records of all Receipts surrendered and Deposited Securities withdrawn under Section 2.05, substitute Receipts delivered under Section 2.07, and cancelled or destroyed Receipts under Section 2.08, in keeping with procedures ordinarily followed by stock transfer agents located in The City of New York or as required by any applicable U.S. law or regulation.

SECTION 2.11

Uncertificated American Depositary Shares; DTC Direct Registration System.

Notwithstanding anything to the contrary in this Deposit Agreement:

(a)

American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities.  The form of Receipt annexed as Exhibit A to this Deposit Agreement summarizes the terms and conditions of, and will be the prospectus required under the Securities Act of 1933 for, both certificated and uncertificated American Depositary Shares.  Except for those provisions of this Deposit Agreement that by their nature do not apply to uncertificated American Depositary Shares, all the provisions of this Deposit Agreement shall apply, mutatis mutandis, to both certificated and uncertificated American Depositary Shares.

(b)

(i)

The term “deliver”, or its noun form, when used with respect to Receipts, shall mean (A) book-entry transfer of American Depositary Shares to an account at The Depository Trust Company, or its successor (“DTC”), designated by the person entitled to such delivery, evidencing American Depositary Shares registered in the name requested by that person,  (B) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and  mailing to that person of a statement confirming that registration or (C) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts.

(ii)

The term “surrender”, when used with respect to Receipts, shall mean (A) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (B) delivery to the Depositary at its Corporate Trust Office of an instruction to surrender American Depositary Shares not evidenced by a Receipt  or (C) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares.

(c)

American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York.

(d)

The Depositary shall have a duty to register a transfer, in the case of uncertificated American Depositary Shares, upon receipt from the Owner of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below).  The Depositary, upon surrender of a Receipt for the purpose of exchanging it for uncertificated American Depositary Shares, shall cancel that Receipt and send the Owner a statement confirming that the Owner is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging them for certificated American Depositary Shares, shall execute and deliver to the Owner a Receipt evidencing the same number of certificated American Depositary Shares.

(e)

Upon satisfaction of the conditions for replacement of a Receipt that is mutilated, lost, destroyed or stolen, the Depositary shall deliver to the Owner the American Depositary Shares evidenced by that Receipt in uncertificated form unless otherwise requested by the Owner.

(f)

(i)  The parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(ii)  In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting a registration of transfer and delivery as described in subsection (i) has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with this Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.

ARTICLE 3

CERTAIN OBLIGATIONS OF HOLDERS AND
BENEFICIAL OWNERS OF RECEIPTS

SECTION 3.01

Filing Proofs, Certificates and Other Information.

Subject to applicable Austrian law, any person presenting Shares for deposit or any Holder or Beneficial Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, proof of the identity of any person legally or beneficially interested in the Receipt and the nature of such interest, proof of compliance with all applicable laws and regulations and provisions of or governing Deposited Securities and the terms of this Deposit Agreement or other information, to execute such certificates and to make such representations and warranties, as the Depositary or the Company may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale of any dividend or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made to the satisfaction of the Company and the Depositary.

SECTION 3.02

Liability of Holder or Beneficial Owner for Taxes.

If any tax or other governmental charge shall become payable with respect to any Receipt or any Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, such tax or other governmental charge shall be payable by the Holder or Beneficial Owner of such Receipt to the Depositary.  The Depositary may refuse to effect registration of transfer of such Receipt or any transfer and withdrawal of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions in respect of any Deposited Securities, or may sell for the account of the Holder or Beneficial Owner thereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge (and any taxes or expenses arising out of such sale) and the Holder or Beneficial Owner of such Receipt shall remain liable for any deficiency.

SECTION 3.03

Warranties on Deposit of Shares.

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, nonassessable and free of any preemptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized to do so.  Every such person shall also be deemed to represent that such Shares and the Receipts evidencing American Depositary Shares representing such Shares would not be Restricted Securities.  Such representations and warranties shall survive the deposit of such Shares and the issuance of Receipts.

SECTION 3.04

Disclosure of Ownership.

Each Holder and Beneficial Owner agrees to comply with all applicable provisions of Austrian law and the Company’s Satzung (Statutes) regarding the notification of such person’s interest in Shares, which provisions at the date of this Deposit Agreement include Sections 91 and 92 of the Stock Exchange Act of 1989 (Börsegesetz 1989).  At the date of this Deposit Agreement, the statutory notification obligations of the Stock Exchange Act of 1989 applied to anyone whose holding, either directly or by way of imputation pursuant to the provisions of Section 92 of the Stock Exchange Act of 1989, of voting rights in the Company reaches or exceeds 5%, 10%, 15%, 20%, 25%, 30%, 35%, 40%, 45%, 50%, 75% or 90% or, after having reached or exceeded any such threshold, falls below that threshold.  At the date of this Deposit Agreement, the statutory notification obligations of the Banking Act of 1993 (Bankwesengesetz 1993) applied to anyone whose holding of the voting rights or, of the share capital of the Company reaches or exceeds, either directly or indirectly, 10%, 20%, 33% or 50%.

ARTICLE 4

THE DEPOSITED SECURITIES

SECTION 4.01

Cash Distributions.

Whenever the Depositary or on its behalf, its agent, shall receive any cash dividend or other cash distribution by the Company on any Deposited Securities, the Depositary will, or will cause its agent, if such cash is received in Foreign Currency, subject to the provisions of Section 4.05, to convert such dividend or distribution, as promptly as practicable, into Dollars and shall distribute the amount thus received (net of the fees of the Depositary as provided in Section 5.09) to the Holders entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by them respectively; provided, however, that in the event that the Company or the Depositary or any agent of the Company or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution in respect of any Deposited Security an amount on account of taxes or other governmental charges, the amount distributed to the Holder of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Holder a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Holders entitled thereto.  The Company or its agent will remit to the appropriate governmental agency in the Republic of Austria all amounts withheld and owing to such agency.  The Depositary or its agent will remit to the appropriate government agency in the United States of America all amounts withheld and owing to such agency.  The Depositary will forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental agencies, and the Depositary or the Company or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Holders of Receipts.

SECTION 4.02

Distributions Other Than Cash Shares or Rights.

Subject to the provisions of Sections 4.11 and 5.09, whenever the Depositary shall receive any distribution other than a distribution described in Section 4.01, 4.03 or 4.04, the Depositary shall, as promptly as practicable, cause the securities or property received by it to be distributed to the Holders entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Holders entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Holders) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees of the Depositary as provided in Section 5.09) shall be distributed by the Depositary to the Holders entitled thereto as in the case of a distribution received in cash.  Notwithstanding anything herein to the contrary, the Company shall have no obligation to either (i) register any securities described in this Section 4.02 under the Securities Act of 1933 or (ii) take other actions to permit the distribution of such securities in accordance with applicable U.S. securities laws.

SECTION 4.03

Distributions in Shares.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and shall if the Company shall so request, instruct the Company to deposit or cause such Shares to be deposited with the Custodian or OeKB and registered in the name of the Custodian and deliver to the Holders of outstanding Receipts entitled thereto, in proportion of the number of American Depositary Shares representing such Deposited Securities held by them respectively, additional Receipts for an aggregate number of American Depositary Shares representing the number of Shares received as such dividend or free distribution, in either case, after deduction or upon payment of the fees and expenses of the Depositary; provided, however, that if for any reason (including any requirement that the Company or the Depositary withhold an amount on account of taxes or other governmental charges or that such Shares must be registered under the Securities Act of 1933 in order to be distributed to Holders of Receipts) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method, as it may deem equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the Shares thus received, or any part thereof, and the net proceeds of any such sale shall be distributed by the Depositary to the Holders entitled thereto as in the case of a distribution received in cash.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.  In addition, the Depositary may withhold any distribution of Receipts under this Section 4.03 if it has not received satisfactory assurances from the Company that such distribution does not require registration under the Securities Act of 1933 or is exempt from registration under the provisions of such Act.  Notwithstanding anything herein to the contrary, the Company shall have no obligation to either (i) register any Shares or Receipts described in this Section 4.03 under the Securities Act of 1933 or (ii) take other actions to permit the distribution of such securities in accordance with applicable U.S. securities laws.

SECTION 4.04

Rights Distributions.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary, after consultation with the Company, shall have discretion as to the procedure to be followed in making such rights available to the Holders entitled thereto, subject to Section 5.07, or in disposing of such rights on behalf of such Holders and making the net proceeds available in dollars to such Holders or, if by the terms of such rights offering or by reason of applicable law, the Depositary can neither make such rights available to such Holders nor dispose of such rights and make the net proceeds available to such Holders, then the Depositary shall allow the rights to lapse (without incurring liability to any person as a consequence thereof); provided, however, that the Depositary will, if so requested by the Company, in its discretion, take action as follows:

(i)

if at the time of the offering of any rights the Depositary determines that it is lawful and feasible, upon provision of such documents or certifications as requested by the Depositary, to make such rights available to all or certain Holders by means of rights, warrants or otherwise, the Depositary may, and at the request of the Company shall, after deduction or upon payment of fees and expenses of the Depositary, distribute to such Holders entitled thereto rights, warrants or other instruments therefor in such form and upon such terms and representations as it may determine, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, or employ such other method as it may deem feasible in order to facilitate the exercise, sale or transfer of rights by such Holders or the sale or resale of securities obtainable upon exercise of such rights by such Holders; or

(ii)

if at the time of the offering of any rights the Depositary determines that it is not lawful or not feasible to make such rights available to all or certain Holders by means of rights, warrants or otherwise, or if the rights represented by such rights, warrants or such other instruments are not exercised and appear to be about to lapse, the Depositary shall use its reasonable efforts to sell such rights or such warrants or other instruments, if a market therefor is available, at public or private sales, at such place or places and upon such terms as it may deem reasonable and proper and, after deduction or upon payment of the fees and expense of the Depositary, allocate the net proceeds of such sales for the account of the Holders otherwise entitled to such rights, warrants or other instruments upon an averaged or other practicable basis without regard to any distinctions among such Holders because of exchange restrictions or the date of delivery of any Receipt or Receipts, or otherwise.

The Depositary will not offer rights to Holders unless both the rights and the securities to which such rights related are either exempt from registration under the Securities Act of 1933 with respect to a distribution to all Holders or are registered under the provisions of such Act.  If a Holder of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Holder is exempt from such registration.  The Company shall have no obligation to register such rights or such securities under the Securities Act of 1933.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Holders in general or any Holder in particular.

SECTION 4.05

Conversion of Foreign Currency.

Whenever the Depositary shall receive Foreign Currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the Foreign Currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars (net of reasonable and customary expenses incurred by the Depositary in conversion of the Foreign Currency) transferred to the United States, the Depositary shall convert or cause to be converted, by sale or in any other manner that it may determine, such Foreign Currency into Dollars, and such Dollars shall be distributed to the Holders entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments, as applicable, upon surrender thereof for cancellation in whole or in part depending upon the terms of such warrants or other instruments.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Holders on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09.

If such conversion or distribution generally or with regard to a particular Holder can be effected only with the approval or license of any government or agency thereof, the Depositary may, and upon the reasonable request of the Company shall file such application for approval or license, if any, as it may deem desirable after consultation with the Company.

If at any time the Depositary shall determine that in its judgment any Foreign Currency received by the Depositary is not, pursuant to applicable law, convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute or cause the Custodian to distribute the Foreign Currency (or an appropriate document evidencing the right to receive such Foreign Currency) received by the Depositary to, or in its discretion may hold such Foreign Currency uninvested and without liability for interest thereon for the respective accounts of, the Holders entitled to receive the same.

If any such conversion of Foreign Currency, in whole or in part, cannot be effected for distribution to some of the Holders entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Holders entitled thereto and may distribute the balance of the Foreign Currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Holders for whom such conversion and distribution is not practicable.

SECTION 4.06

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities or whenever the Depositary shall, after consultation with the Company, find it necessary or convenient for any other purpose, the Depositary shall fix a record date which shall, to the extent practicable, be either (x) the same record date as fixed by the Company or (y) if different from the record date fixed by the Company, fixed after consultation with the Company, (a) for the determination of the Holders who shall be entitled (i) to receive such dividend, distribution or rights or the net proceeds of the sale thereof (ii) to give instructions for the exercise of voting rights at any such meeting, or (iii) to receive information as to such meeting, or (b) for fixing the date on or after which each American Depositary Share will represent the changed number of Shares.  To the extent practicable and subject to the provisions of Sections 4.01 through 4.05 and to the other terms and conditions of this Deposit Agreement, the Holders on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares evidenced by Receipts held by them respectively and to give voting instructions, to exercise the rights of Holders hereunder with respect to such changed number of Shares and to act in respect of any other such matter.

SECTION 4.07

Voting of Deposited Securities.

Upon receipt of notice from the Company of any meeting of holders of Shares or other Deposited Securities, the Depositary will, as soon as practicable thereafter, mail to the Holders a Notice, which shall contain (a) such information as is contained in the notice of meeting sent by the Company to the Depositary, (b) a statement that each Holder as of the close of business on the record date fixed pursuant to Section 4.06 will be entitled, subject to any applicable provisions of the laws of the Republic of Austria and of the Satzung (Statutes) of the Company and the Deposited Securities, to instruct and authorize the Depositary in writing as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by such Holders’ American Depositary Shares evidenced by such Holders’ Receipts, (c) a statement as to the manner in which instructions with respect to voting may be given and (d) a statement that, if no voting authorizations and instructions are received on or before the date established by the Depositary for such purpose, the Depositary shall not exercise the voting rights pertaining to such amount of Shares or other Deposited Securities.

Upon receipt of instructions of a Holder on such record date in the manner and on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, insofar as practicable and permitted under applicable law, the Company’s Satzung (Statutes) and the provisions of or governing Deposited Securities, to vote or cause to be voted the amount of Deposited Securities underlying such Holder’s Receipts in accordance with such instructions.  The Depositary shall not vote or cause to be voted Deposited Securities other than in accordance with such instructions received from Holders of Receipts.

The Depositary will endeavor to ensure that on any date on which it votes or causes to be voted Deposited Securities pursuant to this Section 4.07, it will have on deposit under this Deposit Agreement the number of Deposited Securities with respect to which it has received voting instructions from Holders.  In the event that, on any such date the number of Deposited Securities on deposit under this Deposit Agreement is less than the number of Deposited Securities with respect to which the Depositary has received voting instructions, the Depositary shall vote or cause to be voted such Deposited Securities in accordance with such instructions adjusting the number of Deposited Securities voted on a pro-rated basis.

SECTION 4.08

Changes Affecting Deposited Securities.

In circumstances where the provisions of Section 4.03 do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any shares or other securities or cash which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, with the Company’s approval, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

SECTION 4.09

Reports.

The Depositary shall make available for inspection by Holders at its Corporate Trust Office any reports, notices and other communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary or the Custodian or the nominee of either as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.

The Depositary shall also send promptly to the Holders copies of such reports when furnished by the Company pursuant to Section 5.06.  Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Company shall be furnished in English, to the extent such materials are required to be translated into English pursuant to Rule 12g-3-2(b) under the Securities Exchange Act of 1934, as amended.

SECTION 4.10

Lists of Holders.

Promptly upon request by the Company, the Depositary shall, at the expense of the Company, furnish to it a list, as of a date within seven days of the date of the request, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

SECTION 4.11

Withholding.

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Holders entitled thereto in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by them respectively.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Holder a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Holders entitled thereto.  The Company or its agent will remit to the appropriate governmental agency in the Republic of Austria all amounts withheld and owing to such agency.  The Depositary or its agent will remit to the appropriate governmental agency in the United States of America all amounts withheld and owing to such agency.  The Depositary will forward to the Company or its agent such information from its records as the Company may reasonably request to enable the Company or its agent to file necessary reports with governmental agencies.

The Depositary and the Custodian will take all practicable administrative actions necessary to obtain, on behalf, and for the benefit, of electing Holders and Beneficial Owners, all tax refunds and to reduce Austrian withholding taxes on dividends and other distributions on the Deposited Securities.

SECTION 4.12

Receipts for Taxes Paid.

The Company shall as soon as practicable after the due date for any payment of any tax or other governmental charge to the government of the Republic of Austria with respect to any distribution with respect to Deposited Securities provide the Depositary with a statement setting forth the amounts, if any, of tax or other government charge so paid to the government of the Republic of Austria.  The Depositary shall for a period of five years after the date of any such payment of tax, or other government charge, maintain such statement, or other documentation, in its files and shall provide a copy of such statement, to the Holder or Beneficial Owner of the American Depositary Shares representing such Deposited Securities evidenced by Receipts at the time of such distribution upon the request made by such Beneficial Owner or its agent to the Depositary.

ARTICLE 5

THE DEPOSITARY, THE CUSTODIANS AND THE COMPANY

SECTION 5.01

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Holders and the Company, provided that such inspection shall not be for the purpose of communicating with Holders in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement or the Receipts.

The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder.

SECTION 5.02

Prevention or Delay in Performance by the Depositary or the Company.

Neither the Depositary nor the Company nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Beneficial Owner, Holder or other person, if by reason of any provision of any present or future law or regulation of the United States, the Republic of Austria or any other country, or of any governmental or regulatory authority or exchange, or by reason of any provision, present or future, of the Satzung (Statutes) of the Company, or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Company or any of their directors, employees, agents or affiliates shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement or Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Company incur any liability to any Beneficial Owner, Holder or other person by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement or the Satzung (Statutes) of the Company.  Where, by the terms of a distribution pursuant to Section 4.01, 4.02, or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of this Deposit Agreement, because of applicable law or for any other reason, such distribution or offering may not be made available to Holders, and the Depositary may not dispose of such distribution or offering on behalf of such Holders and make the net proceeds available to such Holders, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

SECTION 5.03

Obligations of the Depositary, the Custodian and the Company.

The Company assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to any Beneficial Owner, Holder or other person, except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without gross negligence or bad faith.

The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to any Beneficial Owner, Holder or other person (including, without limitation, liability with respect to the validity or worth or fair market value of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without gross negligence or bad faith.

Neither the Depositary, its agents, the Company nor its agents shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary, its agents, the Company nor its agents shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Holder or Beneficial Owner, or any other person believed by it in good faith and without gross negligence to be competent to give such advice or information.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without gross negligence or bad faith while it acted as Depositary.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith and without gross negligence.

No disclaimer of liability under the Securities Act is intended by any provision of this Deposit Agreement.

SECTION 5.04

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Company by written notice of such removal effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Company shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Holders of all outstanding Receipts.  Any such successor depositary shall promptly mail notice of its appointment to the Holders.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.05

The Custodian.

The Custodian shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it and the Depositary shall be responsible for the compliance of the Custodian with the applicable provisions of this Deposit Agreement.  Any Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective.  If upon such resignation there shall be no Custodian acting hereunder, the Depositary shall, with the prior written consent of the Company, promptly after receiving such notice, appoint a substitute custodian or custodians, each of which shall thereafter be a Custodian hereunder.  Whenever the Depositary in its discretion determines that it is in the best interest of the Holders to do so, it may, with the prior written consent of the Company, appoint a substitute or additional custodian or custodians, which shall thereafter be one of the Custodians hereunder.  Upon demand of the Depositary any Custodian shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian or such substitute or additional custodian or custodians.  Each such substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.

Upon the appointment of any successor depositary hereunder, each Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of each Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of any Custodian, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

SECTION 5.06

Notices and Reports.

On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights in respect of the Deposited Securities, the Company agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities.

The Company will arrange for the translation into English, if not already in English, to the extent required pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934, as amended, and the prompt transmittal by the Company to the Depositary and the Custodian of such notices and any other reports and communications which are made generally available by the Company to holders of its Shares.  If requested in writing by the Company, the Depositary will arrange for the mailing of copies of such notices, reports and communications to all Holders.  Such mailings shall be at the expense of the Company or the Depositary, as the case may be, in accordance with agreements in writing entered into by the Company and the Depositary.  The Company will timely provide the Depositary with the quantity of such notices, reports, and communications, as, requested by the Depositary from time to time, in order for the Depositary to effect such mailings.

SECTION 5.07

Issuance and Distribution of Additional Shares, Rights, etc.

The Company agrees that in the event of any issuance or distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into or exchangeable for Shares, or (4) rights to subscribe for such securities (each a “Distribution”), if such Distribution may be made available to U.S. Holders (either because a registration statement under the Securities Act of 1933 with respect to such Shares, rights or other securities is in effect or because no such registration is required under the Securities Act of 1933) then the Company will promptly furnish to the Depositary a written opinion from United States counsel for the Company, which counsel shall be satisfactory to the Depositary, stating whether or not the Distribution requires a Registration Statement under the Securities Act of 1933 to be in effect prior to making such Distribution available to Holders entitled thereto.  If in the opinion of such counsel a Registration Statement under the Securities Act of 1933 is required, such counsel shall furnish to the Depositary a written opinion as to whether or not there is a Registration Statement in effect which will cover such Distribution.

The Company agrees with the Depositary that neither the Company nor any company controlled by the Company will at any time deposit any Shares, either originally issued or previously issued and reacquired by the Company or any such affiliate, unless a Registration Statement is in effect as to such Shares under the Securities Act of 1933.  The Company agrees to notify each person or entity controlling or under common control with the Company that such person or entity is subject to the same restrictions on depositing Shares as are the Company and entities the Company controls.

SECTION 5.08

Indemnification.

The Company agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of (a) any registration with the Commission of American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or (b) acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of any of them, and except to the extent that such liability or expense arises out of information relating to the Depositary or the Custodian, as applicable, furnished in writing to the Company by the Depositary or the Custodian, as applicable, expressly for use in any registration statement, proxy statement, prospectus (or placement memorandum) or preliminary prospectus (or preliminary placement memorandum) relating to the Shares, or omissions from such information; or (ii) by the Company or any of its directors, employees, agents and affiliates.

The Depositary agrees to indemnify the Company, its directors, employees, agents and affiliates and hold them harmless from any liability or expense which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

The obligations set forth in this Section 5.08 shall survive the termination of this Deposit Agreement and the succession or substitution of any indemnified person.

Any person seeking indemnification hereunder (an “Indemnified Person”) shall notify the person from whom it is seeking indemnification (the “Indemnifying Person”) of the commencement of any indemnifiable action or claim promptly after such Indemnified Person becomes aware of such commencement and shall consult in good faith with the Indemnifying Person as to the conduct of the defense of such action or claim, which defense shall be reasonable under the circumstances.  No Indemnified Person shall compromise or settle any such action or claim without the consent in writing of the Indemnifying Person.

SECTION 5.09

Charges of Depositary.

The following charges, where applicable, shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Shares or a distribution of American Depositary Shares pursuant to Section 4.03), or by the Holder whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Company or (if applicable) the appointed agent of the Company for the transfer and registration of Shares and applicable to transfer of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement to be at the expense of persons depositing Shares or the Holders, (4) such expenses as are incurred by the Depositary in the conversion of Foreign Currency pursuant to Section 4.05, (5) a fee not in excess of $5.00 per 100 American Depositary Shares (or portion thereof) for the execution and delivery of Receipts pursuant to Sections 2.03, the execution and delivery of Receipts pursuant to Section 4.03 and the surrender of Receipts pursuant to Section 2.05 and (6) a fee not in excess of $.02 per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement, including, but not limited to, Sections 4.01 through 4.04 hereof and (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the execution and delivery of Receipts referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Holders.

The Depositary, subject to Section 2.09 hereof, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

SECTION 5.10

Retention of Depositary Documents.

The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Company requests that such papers be retained for a longer period or turned over to the Company or to a successor depositary.

SECTION 5.11

Exclusivity.

The Company agrees not to appoint any other depositary for issuance of American Depositary Receipts so long as The Bank of New York is acting as Depositary hereunder.

SECTION 5.12

List of Restricted Securities Owners.

The Company shall provide to the Depositary a list setting forth, to the actual knowledge of the Company, those persons or entities who beneficially own Restricted Securities as of the date hereof and the Company shall update that list on a regular basis.  The Company agrees to advise in writing each of the persons or entities so listed that such Restricted Securities are ineligible for deposit hereunder.  The Depositary may rely on such a list or update but shall not be liable for any action or omission made in reliance thereon.

ARTICLE 6

AMENDMENT AND TERMINATION

SECTION 6.01

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable without the consent of the Holders or Beneficial Owners of the Receipts.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Holders, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Holders of outstanding Receipts.  Every Holder, at the time any amendment so becomes effective, shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment impair the right of the Holder to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

SECTION 6.02

Termination.

The Depositary shall at any time, at the direction of the Company, terminate this Deposit Agreement by mailing notice of such termination to the Holders of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate this Deposit Agreement by mailing notice of such termination to the Company and the Holders of all Receipts then outstanding, if at any time 90 days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04.  On and after the date of termination, the Holder of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Holders thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell property and rights as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Holder of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Holders which have not theretofore been surrendered, such Holders thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Holder of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 hereof.

ARTICLE 7

MISCELLANEOUS

SECTION 7.01

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodians and shall be open to inspection by any Holder or Beneficial Owner of a Receipt during business hours.

SECTION 7.02

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person, except Holders and Beneficial Owners as provided in Section 7.04.

SECTION 7.03

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.04

Holders and Beneficial Owners as Parties; Binding Effect.

The Holders and Beneficial Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof.

SECTION 7.05

Notices.

Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to Erste Bank der oesterreichischen Sparkassen AG, Graben 21, A-1010 Vienna, Austria, Attn: Vorstand, or any other place to which the Company may have transferred its principal office.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: American Depositary Receipt Administration, or any other place to which the Depositary may have transferred its Corporate Trust Office.

Any and all notices to be given to any Holder shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to such Holder at the address of such Holder as it appears on the transfer books for Receipts of the Depositary, or, if such Holder shall have filed with the Depositary a written request that notices intended for such Holder be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effective at the time when received by the addressee or, in the case of a notice sent by mail, when such delivery is refused by the addressee.  The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.06

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the laws of the State of New York.

SECTION 7.07

Survival.

The provisions of Section 5.08 and 5.09 shall survive any termination of this Deposit Agreement.

IN WITNESS WHEREOF, ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG and THE BANK OF NEW YORK have duly executed this Deposit Agreement as of the day and year first set forth above and all Holders and Beneficial Owners shall become parties hereto-upon acceptance by them of Receipts issued in accordance with the terms hereof.

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

By:

Name:

Title:

By:

Name:

Title:

THE BANK OF NEW YORK,
as Depositary

By:

Name:

Title:

EXHIBIT A

CUSIP Number

________________________AMERICAN DEPOSITARY SHARES

(Each American Depositary Share represents one-half of one deposited Share)

THE BANK OF NEW YORK

AMERICAN DEPOSITARY RECEIPT

FOR ORDINARY BEARER SHARES

NO PAR VALUE OF

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

(INCORPORATED UNDER THE LAWS OF THE

REPUBLIC OF AUSTRIA)

The Bank of New York as depositary (hereinafter called the “Depositary”), hereby certifies that _________________________, or registered assigns IS THE HOLDER OF _____________________________________________________.

AMERICAN DEPOSITARY SHARES

representing deposited ordinary bearer shares, no par value, (herein called “Shares”) of ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, incorporated under the laws of the Republic of Austria and registered in the Austrian Companies Register at FN 33209m (herein called the “Company”).  At the date hereof, each American Depositary Share represents one-half of one Share deposited or subject to deposit under the Deposit Agreement (as such term is defined herein) at the Vienna, Austria office of the Company, as custodian for the Depositary (herein called the “Custodian”).  The Depositary’s Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

THE DEPOSITARY’S CORPORATE TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK, N.Y. 10286

1.

THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (herein called “Receipts”), all issued and to be issued upon the terms and conditions set forth in the deposit agreement, dated as of December 22, 2000, as amended and restated as of ______________, 2008 (herein called the “Deposit Agreement”), by and among the Company, the Depositary, and all Holders and Beneficial Owners from time to time of Receipts issued thereunder, each of whom by accepting a Receipt agrees to become a party thereto and become bound by all the terms and conditions thereof.  The Deposit Agreement sets forth the rights and obligations of Holders and Beneficial Owners of the Receipts and the rights and duties of the Depositary in respect of the Shares deposited or deemed to be deposited thereunder and any and all other securities, property and cash from time to time received in respect or in lieu of such Shares and held thereunder (such Shares, securities, property, and cash are herein called “Deposited Securities”).  Copies of the Deposit Agreement are on file at the Depositary’s Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made.  Capitalized terms defined in the Deposit Agreement and not defined herein shall have the meanings set forth in the Deposit Agreement.

2.

SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

Upon surrender at the Corporate Trust Office of the Depositary of this Receipt, and upon payment of the fee of the Depositary provided in this Receipt and payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of Deposited Securities, and subject to the terms and conditions of the Deposit Agreement, the Satzung (Statutes) of the Company and the Deposited Securities, the Holder hereof is entitled to delivery, to it or upon its order, of the amount of Deposited Securities at the time represented by the American Depositary Shares evidenced by this Receipt.  Delivery of such Deposited Securities shall be made by (a) (i) electronic delivery through OeKB or institutions holding accounts with OeKB or (ii) delivery of certificates in the name of the Holder hereof or as ordered by him or by the delivery of certificates properly endorsed or accompanied by a proper instrument or instruments of transfer to such Holder or as ordered by him and (b) any other securities, property and cash to which such Holder is then entitled in respect of this Receipt to such Holder or as ordered by him.

3.

TRANSFERS, SPLIT-UPS, AND COMBINATIONS OF RECEIPTS.

The transfer of this Receipt is registrable on the books of the Depositary at its Corporate Trust Office by the Holder hereof in person or by a duly authorized attorney, without unreasonable delay, upon surrender of this Receipt properly endorsed for transfer or accompanied by proper instruments of transfer and duly stamped as may be required by the laws of the State of New York and of the United States of America, and subject to the payment of funds sufficient to pay any applicable transfer taxes and the fees and expenses of the Depositary and upon compliance with such regulations, if any, as the Depositary may establish for such purpose.  This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, representing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.  As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt, the delivery of any distribution thereon or withdrawal of any Deposited Securities, the Company, the Depositary, the Custodian, or Registrar may require payment from the presentor of the Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and, if applicable, any stock transfer or registration fee with respect thereto (including any such tax or charge or fee with respect to the Shares being deposited or withdrawn) and payment of any applicable fees as provided in the Deposit Agreement or this Receipt, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of the Deposit Agreement or this Receipt, including, without limitation, this Article 3.

The delivery of Receipts against deposits of Shares generally or against or in order to reflect deposits of particular Shares may be suspended, or deposits of shares may be refused or the transfer of Receipts in particular instances may be refused, or the registration of transfer of outstanding Receipts, their split-up or combination may be suspended generally or in particular instances, during any period when the OeKB or the transfer books of the Depositary are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement or this Receipt, or the provisions of or governing Deposited Securities or for any other reason subject to the provisions of the following sentence.  Notwithstanding anything to the contrary in the Deposit Agreement or this Receipt, the surrender of outstanding Receipts and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Shares in connection with voting at a shareholders’ meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the Receipts or to the withdrawal of the Deposited Securities.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares which would be required to be registered under the provisions of the Securities Act of 1933 for public offer and sale in the United States, unless a registration statement is in effect as to such Shares for such offer and sale.

The Depositary will comply with written instructions of the Company that the Depositary shall not accept for deposit hereunder any Shares identified in such instructions at such times and under such circumstances as may reasonably be specified in such instructions in order to facilitate the Company’s compliance with the securities laws in the United States.

4.

LIABILITY OF HOLDER OR BENEFICIAL OWNER FOR TAXES.

If any tax or other governmental charge shall become payable with respect to this Receipt or any Deposited Securities represented by the American Depositary Shares evidenced by this Receipt, such tax or other governmental charge will be payable by the Holder or Beneficial Owner hereof to the Depositary.  The Depositary may refuse to effect registration of transfer of this Receipt or any transfer and withdrawal of Deposited Securities represented by American Depositary Shares evidenced by this Receipt until such payment is made, and may withhold any dividends or other distributions in respect of any Deposited Securities, or may sell for the account of the Holder or Beneficial Owner hereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by this Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge (and any taxes or expenses arising out of such sale) and the Holder or Beneficial Owner hereof will remain liable for any deficiency.

5.

WARRANTIES OF DEPOSITORS.

Every person depositing Shares under the Deposit Agreement will be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, non-assessable, and free of any preemptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized to do so.  Every such person shall also be deemed to represent that such Shares and the Receipts evidencing American Depositary Shares representing such Shares would not be Restricted Securities.  Such representations and warranties will survive the deposit of such Shares and issuance of Receipts.

6.

FILING PROOFS, CERTIFICATES AND OTHER INFORMATION.

Subject to applicable Austrian law, any person presenting Shares for deposit or any Holder or Beneficial Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, proof of the identity of any person legally or beneficially interested in the Receipt and the nature of such interest, proof of compliance with all applicable laws and regulations and provisions of or governing Deposited Securities and the terms of the Deposit Agreement, to execute such certificates and to make such representations and warranties, as the Depositary or the Company may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale of any dividend or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made to the satisfaction of the Company and the Depositary.  No Share or other Deposited Security shall be accepted for deposit unless accompanied by evidence reasonably satisfactory to the Depositary that all conditions to such deposit have been satisfied by the person depositing such Shares under the laws and regulations of the Republic of Austria and each necessary approval, if any, has been granted by any governmental body in the Republic of Austria, which is then performing the function of the regulation of currency exchange.  If required by the Depositary, Shares presented for deposit at any time will also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Shares or to receive other property which any person now or previously holding the Shares may thereafter receive upon or in respect of such deposited Shares, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

7.

CHARGES OF DEPOSITARY.

The following charges, where applicable, will be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03 of the Deposit Agreement) or the Holder, whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the share register of the Company or (if applicable) the appointed agent of the Company for the transfer and registration of Shares and applicable to transfer of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement to be at the expense of persons depositing Shares or Holders, (4) such expenses as are incurred by the Depositary in the conversion of Foreign Currency pursuant to Section 4.05 if the Deposit Agreement, (5) a fee not in excess of $5.00 per 100 American Depositary Shares (or a portion thereof) for the issuance or surrender, respectively, of a Receipt, (6) a fee not in excess of $0.02 per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement including, but not limited to Sections 4.01 through 4.04 thereof and, (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the execution and delivery of Receipts referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Holders.

The Depositary, subject to Article 8 hereof and Section 2.09 of the Deposit Agreement, may own and deal in any class of securities of the Company and its affiliates and in Receipts.

8.

PRE-RELEASE OF RECEIPTS.

The Depositary may issue Receipts against the delivery by the Company (or any agent of the Company recording Share ownership) of rights to receive Shares from the Company (or any such agent).  No such issue of Receipts will be deemed a Pre-Release (as defined below) that is subject to the restrictions of the following paragraph.

In its capacity as Depositary, the Depositary will lend neither the Shares nor the Receipts; provided, however, that, notwithstanding Section 2.03 of the Deposit Agreement, the Depositary may execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 of the Deposit Agreement (a “Pre-Release”).  The Depositary may, pursuant to Section 2.05, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts are to be delivered (the “Pre-Releasee”) that the Pre-Releasee, or its customer (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash or such other collateral as the Depositary determines, in good faith, will provide similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days’ notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares represented by American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited under the Deposit Agreement; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

9.

TITLE TO RECEIPTS.

It is a condition of this Receipt and every successive holder and Holder of this Receipt by accepting or holding the same consents and agrees, that title to this Receipt when properly endorsed or accompanied by a proper instrument or instruments of transfer and transferred in accordance with the terms of the Deposit Agreement, is transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Company and the Depositary, notwithstanding any notice to the contrary, may treat the person in whose name this Receipt is registered on the books of the Depositary (the “Holder”) as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement and for all other purposes and neither the Depositary nor the Company will have any obligation or be subject to any liability under the Deposit Agreement to any holder of this Receipt unless such holder is the registered Holder hereof.

10.

VALIDITY OF RECEIPT.

This Receipt will not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; provided, however, that such signature of the Depositary may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized officer of the Registrar.

11.

REPORTS; INSPECTION OF TRANSFER BOOKS.

The Company currently furnishes the Commission with certain public reports and documents required by foreign law or otherwise pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.  Such reports and documents will be available for inspection and copying by Holders and Beneficial Owners at the public reference facilities maintained by the Commission located at 100 F Street, N.E., Washington, D.C. 20549.

The Depositary will make available for inspection by Holders at its Corporate Trust Office any reports, notices and other communications, including any proxy soliciting material, received from the Company which are both (a) received by the Depositary or the Custodian or the nominee of either as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary will also send to Holders copies of such reports when furnished by the Company pursuant to the Deposit Agreement.  Any such reports, notices and other communications, including any such proxy soliciting material, furnished to the Depositary by the Company will be furnished in English to the extent such materials are required to be furnished in English pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1923, as amended.

The Depositary will keep books for the registration of Receipts and transfers of Receipts which at all reasonable times will be open for inspection by the Holders, provided that such inspection shall not be for the purpose of communicating with Holders in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement or the Receipts.

12.

DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary or on its behalf, its agent, receives any cash dividend or other cash distribution by the Company on any Deposited Securities, the Depositary will, or will cause its agent, subject to the provisions of Section 4.05 of the Deposit Agreement and, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into Dollars distributable to the Holders of Receipts and the resulting Dollars (net of reasonable and customary expenses incurred by the Depositary in conversion of the Foreign Currency) transferred to the United States, convert or cause to be converted, by sale or in any other manner that it may determine, such Foreign Currency into Dollars and will distribute the amount thus received (net of the fees of the Depositary as provided in Section 5.09 of the Deposit Agreement) to the Holders entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by them respectively; provided, however, that in the event that the Company or the Depositary or any agent of the Company or the Depositary is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes or other governmental charges, the amount distributed to the Holder of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to the provisions of section 4.11 and 5.09 of the Deposit Agreement, whenever the Depositary receives any distribution other than a distribution described in Sections 4.01, 4.03 or 4.04 of the Deposit Agreement, the Depositary will cause the securities or property received by it to be distributed to the Holders entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Holders entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees of the Depositary as provided in Section 5.09 of the Deposit Agreement) will be distributed by the Depositary to the Holders entitled thereto as in the case of a distribution received in cash, provided that any unsold balance of such securities or property may be distributed by the Depositary to the Holders entitled thereto in accordance with such equitable and practicable method as the Depositary shall have adopted.  Notwithstanding anything to the contrary in the Deposit Agreement, the Company shall have no obligation to either (i) register any securities described in Section 4.02 of the Deposit Agreement under the Securities Act of 1933 of (ii) take other actions to permit the distribution of such securities in accordance with applicable U.S. securities laws.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, and will if the Company shall so request, distribute to the Holders of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary

Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees of the Depositary as provided in Section 5.09 of the Deposit Agreement.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary will sell the amount of Shares represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions set forth in the Deposit Agreement.  If additional Receipts are not so distributed, each American Depositary Share will thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.  The Depositary may withhold any distribution of Receipts under Section 4.03 of the Deposit Agreement subject to its satisfaction that such distribution does not require registration under the Securities Act of 1933 or is exempt from registration under the provisions of such Act.  Notwithstanding anything to the contrary in the Deposit Agreement, the Company shall have no obligation to either (i) register any Shares or Receipts described in Section 4.03 of the Deposit Agreement under the Securities Act of 1933 or (ii) take other actions to permit the distribution of such securities in accordance with applicable U.S. securities laws.

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges, and the Depositary will distribute the net proceeds of any such sale after deduction of such taxes or charges to the Holders entitled thereto in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by them respectively, and the Depositary will distribute any unsold balance of such property in accordance with the provisions of the Deposit Agreement.  The Company or its agent will remit to appropriate governmental authorities and agencies in the Republic of Austria all amounts, if any, withheld and owing to such authorities and agencies by the Company.  The Depositary or its agent will remit to appropriate governmental authorities and agencies in the United States all amounts, if any, withheld and owing to such authorities and agencies by the Depositary.

13.

RIGHTS.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary, after consultation with the Company, will have discretion as to the procedure to be followed in making such rights available to any Holders or in disposing of such rights on behalf of any Holders and making the net proceeds available in Dollars to such Holders or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Holders or dispose of such rights and make the net proceeds available to such Holders, then the Depositary will allow the rights to lapse; provided, however, if at the time of the offering of any rights the Depositary determines in its discretion, after consultation with the Company, that it is lawful and feasible to make such rights available to all Holders or to certain Holders but not to other Holders, the Depositary, after consultation with the Company, may, and at the request of the Company shall distribute to any Holder to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by such Holder, warrants or other instruments therefor in such form as it deems appropriate.  If the Depositary determines in its discretion, after consultation with the Company, that it is not lawful and feasible to make such rights available to certain Holders, it may sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Holders to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.09 of the Deposit Agreement and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) for the account of such Holders otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Holders because of exchange restrictions or the date of delivery of any Receipt or Receipts or otherwise.  The Depositary will not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Holders in general or any Holder or Holders in particular.

The Depositary will not offer rights to Holders unless both the rights and the securities to which such rights related are either exempt from registration under the Securities Act of 1933 with respect to a distribution to all Holders or are registered under the provisions of such Act.  If a Holder of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Holder is exempt from such registration.  The Company shall have no obligation to register such rights or such Securities under the Securities Act of 1933.

14.

CONVERSION OF FOREIGN CURRENCY.

Subject to any restrictions imposed by Austrian laws, regulations or applicable permits issued by any governmental body in the Republic of Austria, if any, which is then performing the function of the regulation of currency exchange, whenever the Depositary or the Custodian shall receive Foreign Currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the Foreign Currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars distributable to the Holders of Receipts and the resulting Dollars (net of reasonable and customary expenses incurred by the Depositary in conversion of the Foreign Currency) transferred to the United States, the Depositary will convert or cause to be converted, by sale or in any other manner that it may determine, such Foreign Currency into Dollars, and such Dollars will be distributed to the Holders entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments, as applicable, upon surrender thereof for cancellation in whole or in part depending upon the terms of such warrants or other instruments.  Such distribution will be made in proportion to the number of American Depositary Shares representing Deposited Securities evidenced by Receipts held respectively by such Holders entitling them to such Dollars and may be made upon an averaged or other practicable basis without regard to any distinctions among Holders on account of exchange restrictions, the date of delivery of any Receipt or otherwise and will be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary may, and upon the reasonable request of the Company shall, file such application for approval or license, if any, as it may deem desirable after consultation with the Company.

If at any time the Depositary shall determine that in its judgment any Foreign Currency received by the Depositary is not, pursuant to applicable law, convertible on a reasonable basis into Dollars distributable to the Holders of Receipts entitled thereto and transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute or cause the Custodian to distribute the Foreign Currency (or an appropriate document evidencing the right to receive such Foreign Currency) received by the Depositary to, or in its discretion may hold such Foreign Currency uninvested and without liability for interest thereon for the respective accounts of, the Holders entitled to receive the same.

If any such conversion of Foreign Currency, in whole or in part, cannot be effected for distribution to some of the Holders entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Holders entitled thereto and may distribute the balance of the Foreign Currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Holders entitled thereto.

15.

FIXING OF RECORD DATE.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities or whenever the Depositary shall, after consultation with the Company, find it necessary or convenient for any other purpose, the Depositary will fix a record date which shall, to the extent practicable, be either (x) the same record date as fixed by the Company or (y) if different from the record date fixed by the Company, fixed after consultation with the Company, (a) for the determination of the Holders who will be entitled (i) to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) to give instructions for the exercise of voting rights at any such meeting, or (iii) to receive information as to such meeting, or (b) for fixing the date on or after which each American Depositary Share will represent the changed number of Shares.  Subject to the provisions of the Deposit Agreement, the Holders on such record date will be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds or sale thereof in proportion to the number of American Depositary Shares held by them respectively and to give voting instructions, to exercise the rights of Holders hereunder with respect to such changed number of Shares and to act in respect of any other such matter.

16.

VOTING OF DEPOSITED SECURITIES.

Upon receipt of notice from the Company of any meeting of holders of Shares or other Deposited Securities, the Depositary will, as soon as practicable thereafter, mail to the Holders a Notice, which shall contain (a) such information as is contained in such notice of meeting sent by the Company to the Depositary, (b) a statement that each Holder as of the close of business on a specified record date will be entitled, subject to any applicable provisions of the laws of the Republic of Austria and the Satzung (Statutes) of the Company and the Deposited Securities, to instruct and authorize the Depositary in writing as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by such Holders’ American Depositary Shares evidenced by such Holders’ Receipts, (c) a statement as to the manner in which instructions with respect to voting may be given and (d) a statement that, if no voting authorizations and instructions are received on or before the date established by the Depositary for such purpose, the Depositary shall not exercise the voting rights pertaining to such amount of Shares or other Deposited Securities.

Upon receipt of instructions of a Holder on such record date in the manner and on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, insofar as practicable and permitted under applicable law, the Company’s Satzung (Statutes) and the provisions of or governing Deposited Securities, to vote or cause to be voted the amount of Deposited Securities underlying such Holder’s Receipts in accordance with such instructions.  The Depositary shall not vote or cause to be voted Deposited Securities, other than in accordance with such instructions received from Holders of Receipts.

The Depositary will endeavor to ensure that on any date on which it votes or causes to be voted Deposited Securities pursuant to Section 4.07 of the Deposit Agreement, it will have on deposit under the Deposit Agreement the number of Deposited Securities with respect to which it has received voting instructions from Holders.  In the event that, on any such date, the number of Deposited Securities on deposit under the Deposit Agreement is less than the number of Deposited Securities with respect to which the Depositary has received voting instructions, the Depositary shall vote or cause to be voted such Deposited Securities in accordance with such instructions adjusting the number of Deposited Securities voted on a pro-rated basis.

17.

CHANGES AFFECTING DEPOSITED SECURITIES.

In circumstances where the provisions of Section 4.03 of the Deposit Agreement do not apply, upon any change in nominal value, change in par value, split-up, consolidation, or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation, or sale of assets affecting the Company or to which it is a party, any shares or other securities or cash which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities, will be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares will thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, after consultation with the Company, and will, if the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares and subject to the provisions of the Deposit Agreement, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

18.

LIABILITY OF THE COMPANY AND DEPOSITARY.

Neither the Depositary nor the Company nor any of their directors, employees, agents or affiliates will incur any liability to any Holder or other person, if by reason of any provision of any present or future law or regulation of the United States, the Republic of Austria, or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Satzung (Statutes) of the Company or by reason of any provision of any act of God or war or other circumstances beyond its control, the Depositary or the Company or any of their directors, employees, agents or affiliates shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of the Deposit Agreement or the Deposited Securities it is provided shall be done or performed; nor will the Depositary or the Company incur any liability to any Beneficial Owner, Holder or other person by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement or the Satzung (Statutes) of the Company.  Where, by the terms of a distribution pursuant to Sections 4.01, 4.02, or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, because of applicable law or for any other reason such distribution or offering may not be made available to Holders, and the Depositary may not dispose of such distribution or offering on behalf of such Holders and make the net proceeds available to such Holders, then the Depositary will not make such distribution or offering, and will allow any rights, if applicable to lapse.  The Company and the Depositary have assumed no obligation nor will they be subject to any liability under the Deposit Agreement to any Beneficial Owner, Holder or other person, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith.  The Depositary will not be subject to any liability with respect to the validity or worth of the Deposited Securities.  Neither the Depositary nor the Company will be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian will not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary, its agents, the Company nor its agents will be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Beneficial Owner, Holder or other person believed by it in good faith and without gross negligence to be competent to give such advice or information.  The Depositary will not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without gross negligence or bad faith while it acted as Depositary.  The Depositary will not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith and without gross negligence.

The Company has agreed to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian in certain circumstances.  The Depositary has agreed to indemnify the Company, its directors, employees, agents and affiliates in certain circumstances.  No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

19.

RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR CUSTODIAN.

The Depositary may at any time resign as Depositary under the Deposit Agreement by written notice of its election so to do delivered to the Company effective upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time be removed by the Company by written notice of such removal effective upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  In case at any time the Depositary shall resign or be removed, the Company will use its best efforts to appoint a successor depositary, which will be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary will execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment under the Deposit Agreement, and thereupon such successor depositary, without any further act or deed, will become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Company, will execute and deliver an instrument transferring to such successor all rights and powers of such predecessor under the Deposit Agreement, will duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and will deliver to such successor a list of the Holders of all outstanding Receipts.  Any such successor depositary will promptly mail notice of its appointment to the Holders.  Whenever the Depositary in its discretion determines that it is in the best interest of the Holders to do so, it may appoint a substitute or additional custodian or custodians.

20.

AMENDMENT.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable without the consent of the Holders or Beneficial Owners of the Receipts.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges), or which shall otherwise prejudice any substantial existing right of Holders will, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Holders of outstanding Receipts.  Every Holder at the time any amendment so becomes effective will be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event will any amendment impair the right of the Holder of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

21.

TERMINATION OF DEPOSIT AGREEMENT.

The Depositary will at any time at the direction of the Company, terminate the Deposit Agreement by mailing notice of such termination to the Holders of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement by mailing notice of such termination to the Company and the Holders of all Receipts then outstanding if at any time 90 days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04 of the Deposit Agreement.  On and after the date of termination, the Holder of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05 of the Restricted Deposit Agreement, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter will discontinue the registration of transfers of Receipts, will suspend the distribution of dividends to the Holders thereof, and will not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary will continue to collect dividends and other distributions pertaining to Deposited Securities, will sell property and rights as provided in the Deposit Agreement, and will continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Holder of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of one year from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Holders of Receipts which have not theretofore been surrendered, such Holders thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary will be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the owner of such Receipt in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges) and except for its obligations to the Company under Section 5.08 of the Deposit Agreement.  Upon the termination of the Deposit Agreement, the Company will be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 of the Deposit Agreement.

22.

DISCLOSURE OF INTERESTS.

Each Holder and Beneficial Owner agrees to comply with all applicable provisions of Austrian law and the Company’s Satzung (Statutes) regarding the notification of such-person’s interest in Shares, which provisions at the date of the Deposit Agreement include Sections 91 and 92 of the Stock Exchange Act of 1989 (Börsegesetz 1989).  At the date of the Deposit Agreement, the statutory notification obligations of the Stock Exchange Act of 1989 applied to anyone whose holding, either directly or by way of imputation pursuant to the provisions of Section 92 of the Stock Exchange Act of 1989, of voting rights in the Company reaches or exceeds 5%, 10%, 15%, 20%, 25%, 30%, 35%, 40%, 45%, 50%, 75% or 90% or, after having reached or exceeded any such threshold, falls below that threshold.  At the date of the Deposit Agreement, the statutory notification obligations of the Banking Act of 1993 (Bankwesengesetz 1993) applied to anyone whose holding of the voting rights or of the share capital of the Company reaches or exceeds, either directly or indirectly, 10%, 20%, 33% or 50%.

23.

UNCERTIFICATED AMERICAN DEPOSITARY SHARES; DTC DIRECT REGISTRATION SYSTEM.

Notwithstanding anything to the contrary in the Deposit Agreement:

(a)

American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities.  The form of Receipt annexed as Exhibit A to the Deposit Agreement summarizes the terms and conditions of, and will be the prospectus required under the Securities Act of 1933 for, both certificated and uncertificated American Depositary Shares.  Except for those provisions of the Deposit Agreement that by their nature do not apply to uncertificated American Depositary Shares, all the provisions of the Deposit Agreement shall apply, mutatis mutandis, to both certificated and uncertificated American Depositary Shares.

(b)

(i)

The term “deliver”, or its noun form, when used with respect to Receipts, shall mean (A) book-entry transfer of American Depositary Shares to an account at The Depository Trust Company, or its successor (“DTC”), designated by the person entitled to such delivery, evidencing American Depositary Shares registered in the name requested by that person,  (B) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and  mailing to that person of a statement confirming that registration or (C) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts.

(ii)

The term “surrender”, when used with respect to Receipts, shall mean (A) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (B) delivery to the Depositary at its Corporate Trust Office of an instruction to surrender American Depositary Shares not evidenced by a Receipt  or (C) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares.

(c)

American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York.

(d)

The Depositary shall have a duty to register a transfer, in the case of uncertificated American Depositary Shares, upon receipt from the Owner of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below).  The Depositary, upon surrender of a Receipt for the purpose of exchanging it for uncertificated American Depositary Shares, shall cancel that Receipt and send the Owner a statement confirming that the Owner is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging them for certificated American Depositary Shares, shall execute and deliver to the Owner a Receipt evidencing the same number of certificated American Depositary Shares.

(e)

Upon satisfaction of the conditions for replacement of a Receipt that is mutilated, lost, destroyed or stolen, the Depositary shall deliver to the Owner the American Depositary Shares evidenced by that Receipt in uncertificated form unless otherwise requested by the Owner.

(f)

(i)  The parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(ii)  In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting a registration of transfer and delivery as described in subsection (i) above has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 of the Deposit Agreement shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with the Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.